EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Jan-02                                                             31-Jan-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Feb-02                                                                     9

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840    $1,109,266,967
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $27,731,674
     Yield Supplement Overcollateralization                                $8,157,907        $5,352,752
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000      $301,301,631
     Class A-3 Notes                                                     $499,000,000      $499,000,000
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,166,899,487
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $27,943,364
           Receipts of Pre-Paid Principal                                 $28,918,639
           Liquidation Proceeds                                              $343,468
           Principal Balance Allocable to Purchased Receivables                    $0
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $57,205,471

        Interest Distribution Amount
           Receipts of Interest                                            $8,572,354
           Servicer Advances                                               $1,923,041
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $16,059
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $51,257
        Total Receipts of Interest                                        $10,562,711

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $67,768,182

     Ending Receivables Outstanding                                    $1,109,266,967

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $32,909
     Current Period Servicer Advance                                       $1,923,041
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $1,955,950

Collection Account
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     Deposits to Collection Account                                       $67,768,182
     Withdrawals from Collection Account
        Servicing Fees                                                       $972,416
        Class A Noteholder Interest Distribution                           $4,392,893
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $56,921,742
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                 $5,336,442
     Total Distributions from Collection Account                          $67,768,182





                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Jan-02                                                             31-Jan-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Feb-02                                                                     9

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Excess Funds Released to the Depositor
---------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                       $1,440,813
        Release from Collection Account                                    $5,336,442
     Total Excess Funds Released to the Depositor                          $6,777,255

Note Distribution Account
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     Amount Deposited from the Collection Account                         $61,459,324
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $61,459,324

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                      $56,921,742      $301,301,631    $127.06        67.25%
     Class A-3 Notes                                                               $0      $499,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                       $1,271,693             $2.84
     Class A-3 Notes                                                       $1,954,417             $3.92
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       58,336            56,740
     Weighted Average Remaining Term                                            42.65             41.71
     Weighted Average Annual Percentage Rate                                    7.64%             7.63%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $986,262,806            88.91%
        1-29 days                                                        $103,766,133             9.35%
        30-59 days                                                        $14,606,470             1.32%
        60-89 days                                                         $3,097,857             0.28%
        90-119 days                                                        $1,046,943             0.09%
        120+ days                                                            $486,757             0.04%
        Total                                                          $1,109,266,967           100.00%
        Delinquent Receivables +30 days past due                          $19,238,027             1.73%

Accrued Interest Date:                                 Collection Period Ending:
25-Jan-02                                                             31-Jan-02

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Feb-02                                                                     9

--------------------------------------------------------------------------------------------------------------------------------

     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $427,049
        Recoveries for Current Period                                         $16,059
        Net Losses for Current Period                                        $410,990

        Cumulative Realized Losses                                         $1,992,710


     Repossessions                                                      Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                      $53,777          59
        Ending Period Repossessed Receivables Balance                      $1,699,992          65
        Principal Balance of 90+ Day Repossessed Vehicles                     $53,777           1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $5,636,482
     Beginning Period Amount                                               $5,636,482
     Ending Period Required Amount                                         $5,352,752
     Current Period Release                                                  $283,730
     Ending Period Amount                                                  $5,352,752
     Next Distribution Date Required Amount                                $5,076,182

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
---------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $29,172,487
     Beginning Period Amount                                              $29,172,487
     Net Investment Earnings                                                  $51,256
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,440,813
     Ending Period Required Amount                                        $27,731,674
     Ending Period Amount                                                 $27,731,674



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